August 17, 2009

North Shore Acquisition Corp.
175 Great Neck Road, Suite 204
Great Neck, New York 11021
Attention: Barry J. Gordon

Sang-Chul Kim
(135-270) 7th Floor, SoftForum B/D
545-7 Dogok-Dong
Gangnam-Gu, Seoul 135-270 S. Korea

Dear Sirs:

Pursuant to that certain Registration Rights Agreement (the “RRA”), dated as of November 30, 2007, by and among North Shore Acquisition Corp., a Delaware Corporation (the “Company”), and the respective undersigned parties (each, individually, a “Stockholder”, and collectively, the “Stockholders”), the Company has granted the Stockholders certain registration rights (the “Registration Rights”) with respect to (a) the shares (the “Warrant Shares”) of common stock of the Company underlying warrants (the “Warrants”) purchased by the Stockholders under the terms of certain Warrant Subscription Agreements by and between the Company and each respective Stockholder, and (b) the shares of common stock (the “Insider Shares”, and together with the Warrant Shares, the “Registrable Securities”) purchased by the Stockholders from the Company prior to the Company’s initial public offering.

The Stockholders have executed an agreement (the “Put/Call Agreement”) of even date herewith pursuant to which the parties thereto have granted each other put and call options by which the Stockholders may (i) sell the Warrants following the Option Trigger (as defined in the Put/Call Agreement), and (ii) transfer, for no consideration, certain of the Insider Shares (the “Transfer Shares”) to Sang-Chul Kim (the “Investor”), in the amounts identified in Schedule A upon consummation of the Company’s initial acquisition of an operating business (a “Business Combination”).  In connection with the potential sale of the Warrants following the Option Trigger and transfer of the Transfer Shares upon consummation of a Business Combination, the Stockholders desire to assign their Registration Rights conditionally with respect to the Warrants that may be sold and the Transfer Shares that may be transferred to the Investor in accordance with Section 6.2 of the RRA, and the Company has agreed to consent to such assignment. Accordingly, (a) upon exercise of an Option (as defined in the Put/Call Agreement) following the Option Trigger and subsequent sale of Warrants and (b) upon consummation of a Business Combination and subsequent transfer of the Transfer Shares, the Stockholders’ Registration Rights with respect to such securities shall be assigned to the Investor.  The Stockholders shall maintain their Registration Rights with respect to any Insider Shares not transferred to the Investor.  Until the Warrants and the Transfer Shares are sold and transferred, respectively, in accordance with the Put/Call Agreement, the Registration Rights will not be assigned by the Stockholders to the Investor.  Upon the sale of the Warrants and the transfer of the Transfer Shares to the Investor, the Investor shall become party to the RRA and the parties thereto hereby consent to amend such RRA at that time such that the Investor shall have all the benefits of the Stockholders with respect to the transferred Registrable Securities under the RRA as if it was original parties thereto.

This letter serves as each Stockholder’s irrevocable conditional assignment of the Registration Rights on the terms hereof, and the Company’s consent to such assignment.

[Remainder of page intentionally left blank; signature page to follow.]

Very truly yours,

STOCKHOLDERS:

/s/ Barry J. Gordon
Barry J. Gordon

/s/ Marc H. Klee
Marc H. Klee

/s/ Arthur H. Goldberg
Arthur H. Goldberg

/s/ Harvey Granat
Harvey Granat

/s/ Alan J. Loewenstein
Alan J. Loewenstein

/s/ Robert Sroka
Robert Sroka

The undersigned acknowledges and consents to the foregoing terms.

COMPANY:

NORTH SHORE ACQUISITION CORP.

By:	/s/ Marc H. Klee
Name: Marc H. Klee
Title: President

[Signature Page - Registration Rights Assignment Letter]

Schedule A

Stockholder	Insider Shares	Transfer Shares	Warrants
Barry J. Gordon	468,851	439,331	472,320
Marc H. Klee	364,663	341,702	367,360
Alan J. Loewenstein	135,320	126,800	136,320
Arthur H. Goldberg	206,472	193,472	208,000
Robert Sroka	206,472	193,472	208,000
Harvey Granat	206,472	193,473	208,000